Exhibit 10.9

Agreement Registration (Filing) Number:

Shenzhen Property Lease Agreement

Prepared by Shenzhen Property Lease Management Office

Property Lease Agreement Registration (Filing) Instructions

I. Documents to be submitted for property lease agreement registration (filing):

(I) Real estate title certificates or other valid certificates proving the property rights (right to use) (providing the original and keeping duplicates)

(II) The identity certificates or legal qualification certificates of the Lessor and the Lessee, including:

1. For an organization

Its establishment documents or business license (providing the original and keeping duplicates).

Its original legal representative certificate.

2. For an individual

His/her ID cards or other valid identity certificates (providing the original and keeping duplicates).

(III) If a third party is entrusted to manage the Property, a letter of authorization and the identity certificate of the trustee shall be provided; and if a third party is entrusted to lease or rent the Property, the trustee shall provide a letter of authorization and his/her identity certificate.

(IV) If the Property to be leased is co-owned, the written consents to the lease of the Property and the letters of authorization of all co-owners shall be provided.

(V) The lease agreement of the Property.

As for the letter of authorization mentioned in (III) and (IV) above, the original shall be provided, and that of those overseas shall be notarized or authenticated as required.

II. Notes on property lease agreement filing:

According to Article 11 of the Urban Property Lease Regulations of Guangdong Province, the Lessor and the Lessee shall register the Property with the competent real estate management authority with the Property-related documents and their identity certificates.

Property Lease Agreement

Lessor (Party A): Shenzhen Zhaobangji Group Co., Ltd

Mailing Address: 2/F, Zhaobangji Plaza, 319 Fuhua Road, Futian District, Shenzhen 518026

Tel:

Business License or ID Card No.: __________________

Trustee: _________________________

Mailing Address: ___________________________________________________________

Tel: _____________________

Business License or ID Card No.: ___________________________________________________

Lessee (Party B): Shanghai Fendan Information Technology Co., Ltd

Mailing Address: Rooms 2405-2406, Zhaobangji Plaza, 319 Fuhua Road, Futian District, Shenzhen Tel: ____________

Business License: Trustee: ___________________

Mailing Address: ___________________________________________________

Tel: ___________________

Business License or ID Card No.: ___________________________________________________

This Lease Agreement (the “Agreement”) is made and entered into by and between Party A and Party B through negotiations in accordance with the Contract Law of the People’s Republic of China, the Law of the People’s Republic of China on Urban Real Estate Administration, the Urban Property Lease Regulations of Guangdong Province, and the Decision of the Standing Committee of the Shenzhen Municipal People’s Congress on Strengthening Responsibilities in Property Lease Safety.

Article 1 Party A agrees to lease the Rooms 2405 and 2406, Zhaobangji Plaza, at the southwest corner formed by the intersection of Caitian

Road and Fuhua Road , with the property (room) code of 4403040030081300001 (hereinafter referred to as the “Property”) to Party B for use. The construction area of the Property totals 530.06 square meters, and the total number of floors of the building is 30.

Owner of the Property: Shenzhen Zhaobangji Group Co., Ltd.;

Name and number of the real estate title certificate or any other valid certificate proving its property right (right to use): Document No. SFD-3000796711.

Article 2 The rent rate of the Property is RMB228 per square meter per month (in words: RMB TWO HUNDRED AND TWENTY-EIGHT), and the total monthly rent is RMB120,854 (in words: RMB ONE HUNDRED TWENTY THOUSAND EIGHT HUNDRED AND FIFTY-FOUR ONLY).

Article 3 Party B shall pay the first installment of the rent, amounting to RMB120,854 (in words: RMB ONE HUNDRED TWENTY THOUSAND EIGHT HUNDRED AND FIFTY-FOUR ONLY) before April 1, 2018.

Article 4 Party B shall pay Party A the rent:

✓ Before the 5th day of each month;

☐ Before the / day of the / month of each quarter;

☐ Before the / day of the / month of each half year;

☐ Before the / day of the / month of each year;

Party A shall issue a tax invoice to Party B upon receiving the rent.

(Both Parties should jointly determine one of the above four options and tick the selected option)

Article 5 Party B’s rent term of the Property is from April 1, 2018 to March 31, 2021 (the “Term”).

The Term agreed in the preceding paragraph shall not exceed the approved land use period of the Property or a period of 20 years, whichever is earlier. If beyond the said period, the Agreement shall be unenforceable.

Article 6 The purpose of the Property: Office.

Party B shall not use the Property for any other purpose without the written consent of Party A.

Article 7 Party A shall deliver the Property to Party B for use and go through relevant transfer procedures before April 1, 2018.

If Party A delivers the Property later than the date in the preceding paragraph, Party B may request to extend the Term of the Agreement, and both Parties shall sign and confirm the modified agreement in writing and submit it to the registration (filing) authority of the Agreement for filing.

Article 8 When the Property is delivered, both Parties shall confirm the conditions of the Property and its ancillary facilities and properties, among others, and make a supplementary list of them in the annex of the Agreement.

Article 9 When Party A delivers the Property, it may charge Party B a lease deposit equal to two months’ (not more than three months’) rent, amounting RMB241,708 ONLY (in words: RMB TWO HUNDRED FORTY-ONE THOUSAND SEVEN HUNDRED AND EIGHT ONLY) (the “Lease Deposit”).

Party A shall issue a receipt to Party B when receiving the Lease Deposit.

The conditions for Party A to return the Lease Deposit to Party B:

1. See Article 21 herein.

☐ Only any of the conditions shall be met.

✓ All the conditions shall be met.

(Both Parties should jointly determine one of the above two options and tick the selected option)

The method and time of returning the Lease Deposit: See Article 21 herein.

Party A may not refund the Lease Deposit in any of the following circumstances:

1. See Article 18 herein.

Article 10 During the Term, Party A is responsible for paying the land use fee for the Property as well as any taxes and property lease management fees arising from the lease of the Property; Party B is responsible for paying utilities, cleaning fees, property management fees of the Property (the Building) (the “PM Fee”), expenses for air-conditioning, parking, communications and internet access, and any other expenses incurred from the use of the Property on time.

Article 11 Party A shall ensure that the safety of the delivered Property and its auxiliary facilities comply with relevant laws, regulations or rules.

Article 12 Party B shall reasonably use the Property and its ancillary facilities, and shall not use the Property for any illegal activities. Party A shall not interfere with or hinder the normal and reasonable use of the Property by Party B.

Article 13 In the event that the Property or any of its ancillary facilities is damaged or malfunctions, which is not due to Party B’s fault, in the use of the Property by Party B, and that such a defect hinders the safe and normal use of the Property, Party B shall promptly notify Party A and take any possible effective actions to prevent further worsening of the defect. Party A shall correct the defect within three days after receiving Party B’s notice, or may directly entrust Party B with doing the same. If Party B cannot notify Party A, or Party A fails to perform its correction obligation within the above agreed time after receiving the notice, Party B may do the same.

In case of any special emergency when such correction is urgently needed, Party B shall take corrective actions first and notify Party A of the circumstance in a timely manner.

Any and all costs incurred under the circumstances specified in the above two paragraphs (including reasonable costs paid by Party B for correction and preventive actions for worsening of the defect) shall be borne by Party A. If Party B fails to fulfill the obligations stipulated in the above two paragraphs, and fails to notify or take any possible effective actions in time, resulting in more losses, this (excess) part of such losses shall be borne by Party B itself.

Article 14 In the event that the Property or any of its ancillary facilities has any safety risk, is damaged, malfunctions or otherwise caused by the improper or unreasonable use of the Property by Party B, Party B shall be responsible for taking corrective actions or for compensation and notify Party A.

Article 15

☐ During the Term, Party B may sublet all or part of the Property to any third party, and go through the registration (filing) procedures with the competent property lease authority, but the sublet term shall not exceed the Term herein.

☐ During the Term, with the written consent of Party A to sublet the Property, Party B may submit the consent to the competent property lease authority and go through the registration (filing) procedures, but the sublet term shall not exceed the Term herein.

✓ During the Term, Party B shall not sublet all or part of the Property to any third party.

(Both Parties should jointly determine one of the above three options and tick the selected option)

Article 16 If Party A needs to transfer part or all of the property rights of the Property during the Term, it shall notify Party B in writing one month before the transfer. Party B shall give Party A a reply within three business days after receiving the written notice from Party A, and Party B has the preemptive right of purchase under the same conditions.

If the Property is to be transferred to any third party, Party A has the responsibility to inform the transferee to continue to perform the Agreement when signing the transfer agreement.

Article 17 The Agreement is allowed to be canceled or modified during the Term in case of any of the following circumstances:

(I) Where any force majeure event occurs, making the Agreement unenforceable;

(II) Where the Property is to be requisitioned, recovered or demolished by any government order; or

(III) Where both Parties reach an agreement through negotiations.

Article 18 For any and all losses caused by any of the following circumstances, Party A may:

☐ 1. Request Party B to restore the original state of the Property;

☐ 2. Claim compensation for damages from Party B;

☐ 3. Not refund the Lease Deposit;

☐ 4. Request Party B to pay a penalty amounting RMB/ (in words: RMB /).

(Both Parties shall jointly determine any of the above four options, and tick the selected option, but the options 3 and 4 shall not be selected at the same time):

(I) Where Party B is more than 15 days (/ month(s)) behind the rent;

(II) Where Party B owes compensation, amounting more than RMB60,427, for Party A’s losses;

(III) Where Party B uses the Property to conduct illegal activities that harm the public interest or the interests of others;

(IV) Where Party B changes the structure or purpose of the Property without the consent of Party A;

(V) Where Party B violates Article 14 herein and does not assume its responsibility or pay costs for correction, causing serious damage to the Property or its equipment;

(VI) Where Party B renovates the Property without the written consent of Party A and the approval of relevant authorities; or

(VII) Where Party B sublets the Property to any third party without the consent of Party A.

In addition to investigating Party B’s liability for damages or breach of contract, Party A has the right to propose to Party B to change the terms of the Agreement or cancel the Agreement based on the above circumstances. Once the notice on such cancellation is legally served, Party A has the right to apply for unilateral cancellation of the agreement registration (filing).

Article 19 For any and all losses caused by any of the following circumstances, Party B may:

☐ 1. Claim compensation for damages from Party A;

☐ 2. Request Party A to refund the double Deposit;

☐ 3. Request Party A to pay a penalty amounting RMB/ (in words: RMB /).

(Both Parties shall jointly determine any of the above three options, and tick the selected option, but the options 2 and 3 shall not be selected at the same time):

(I) Where Party A delays to deliver the Property for more than 30 days ( / month(s));

(II) Where Party A violates Article 11 herein and the safety of the Property does not comply with relevant laws, regulations or rules;

(III) Where Party A violates Article 13 herein and does not assume its responsibility or pay costs for correction;

(IV) Where Party A rebuilds, extends or renovates the Property without the consent of Party B or the approval of relevant authorities; or

(V) Where Party A unilaterally requests to cancel (terminate) the Agreement without any justifiable reason.

In addition to investigating Party A’s liability for damages or breach of contract, Party B has the right to propose to Party A to change the terms of the Agreement or cancel the Agreement based on the above circumstances. Once the notice on such cancellation is legally served, Party B has the right to apply for unilateral cancellation of the agreement registration (filing).

Article 20 Upon the termination of the Agreement, Party B shall move out of and return the Property on the day of termination, and ensure that the Property and its ancillary facilities are in good condition (except for normal wear and tear). In addition, Party B shall settle all the expenses payable and go through relevant handover procedures.

If Party B does not move out of or return the Property within the time limit, Party A has the right to repossess the Property according to law or the Agreement, and to charge compensation equivalent to double of the rent rate from Party B for the overdue part.

Article 21 In the event that the Agreement is terminated or canceled prematurely by both Parties, Party A shall refund the Lease Deposit to Party B provided that all of the following conditions are met:

(I) The Property and its ancillary facilities are all in good condition (except for normal wear and tear) upon inspection and acceptance by Party A;

(II) Party B has settled all the expenses payable, including, but not limited to, utilities, the air-conditioning fee, and the PM Fee; and

(III) Party B does not have any of the circumstances, causing any loss to Party A, stated in Article 18 herein.

The legal representative or trustee of Party B shall bring the Lease Deposit receipt, the valid ID of the legal representative, the letter of authorization of the trustee, and the duplicate of Party B’s business license to Party A to go through the procedures for refunding the Lease Deposit. If all the conditions for refunding of the Lease Deposit are met after verification, Party A shall refund the Lease Deposit to Party B in time.

Article 22 If Party B needs to continue renting the Property upon the expiration of the Term, it shall submit a request for renewal to Party A three months before the expiration of the Term. Party B enjoys the preemptive right of renting the Property under the same conditions,

If both Parties reach an agreement on renewal of the lease, they should enter into a new agreement and register (file) it again with the competent property lease authority.

Article 23 Both Parties shall sign the Letter of Responsibility on the Safety Administration of Leasing House of Shenzhen. The Property provided by Party A shall meet the standards and conditions for safe use without any hidden safety hazards. All the structure, fire-fighting equipment, gas and electrical facilities, entrances, exits, and passages of the Property, among others, shall comply with the management regulations or standards of Shenzhen on production safety, fire protection, public security, environmental protection, and public health. Party B shall use the Property in strict accordance with the management regulations or standards on safety, fire protection, public security, environmental protection, and public health stipulated by government agencies, and shall be obliged to ensure that there are no hidden safety hazards in the use of the Property. Both Parties must consciously fulfill all the terms herein. If one Party breaches the Agreement, it shall bear corresponding liabilities for breach of contract as stipulated herein.

Article 24 For any other matters not covered herein, both Parties may separately reach an agreement in the annex of the Agreement, and the annex shall be an integral part of the Agreement and have the same force and effect after being signed and stamped by both Parties.

If both Parties reach an agreement to change the Agreement during the Term, both Parties shall register (file) the changed Agreement with the competent property lease authority within ten days after the change agreement has been concluded.

Article 25 Any dispute arising from the Agreement between both Parties shall be settled through negotiations. If such negotiations fail, the dispute can be submitted to the competent property lease authority for mediation. If such mediation fails, the dispute can be brought to:

☐ Shenzhen Arbitration Commission for arbitration;

☐ Shenzhen Branch, China International Economic and Trade Arbitration Commission for arbitration;

✓ The people’s court in the place where the Property is located for legal proceedings.

(Both Parties shall jointly determine any of the above options for dispute settlement through negotiations, and tick the selected option)

Article 26 Both Parties agree that the following mailing addresses shall be the addresses for service of their notices or documents:

Party A’s address for service: 12/F, Zhaobangji Plaza,, 319 Fuhua Road, Futian District, Shenzhen

Party B’s address for service: Rooms 2405-2406, Zhaobangji Plaza, 319 Fuhua Road, Futian District, Shenzhen

If the aforesaid addresses are not agreed, the mailing addresses for the Agreement signed by both Parties shall be used as their addresses for service.

If there is no written notice of change, the addresses for service shall always be valid. Notices or documents sent by one Party to the other Party’s address for service shall be deemed to have been served. If a document sent to the above address is returned by the post office, the date of return shall be deemed to be the date of service.

Article 27 The Agreement shall come into effect upon full execution by both Parties.

Both Parties shall register or file the Agreement with the competent property lease authority within ten days from the date of signing the Agreement.

Article 28 The Chinese version of the Agreement is the original.

Article 29 The Agreement is made in sextuplicate, with Party A holding three, Party B holding one, the Agreement’s registration authority holding one, and the related government agency holding one.

Party A: Shenzhen Zhaobangji Group Co., Ltd [Company Seal Affixed Here]

Legal Representative: /s/ Fusheng Xu

Tel:

A/C No.:

Trustee: [Seal Affixed Here]

Date: April 4, 2018

Party B: Shanghai Fendan Information Technology Co., Ltd [Company Seal Affixed Here]

Legal Representative: /s/ Chunjie Xu

Tel:

A/C No.:

Trustee: [Seal Affixed Here]

Date: April 1, 2018

(Annex)

IMPORTANT

1. Before signing the Agreement, both Parties shall read it carefully, and anything in the Agreement may be added, deleted, selected, supplemented, filled, or modified after agreed by both Parties through negotiations. After the Agreement is concluded, the contents that are not modified and those filled in by the Parties (after signed or sealed by both Parties) shall be regarded as the agreed contents of the Agreement. The handwritten version shall prevail in terms of any selected, supplemented, filled or modified content in the Agreement.

2. Before signing the Agreement, the Lessor should present the Lessee his/her real estate title certificate or any other valid certificate proving that he/she owns the real estate rights and the certification that can prove the identity or legal qualifications of the Lessor. If a third party is entrusted to manage the Property, a letter of authorization shall be provided; if the Property is co-owned, the written consents to the lease of the Property and the letters of authorization of all co-owners shall be provided; the Lessee shall present his/her identity or legal qualification certificate to the Lessor.

3. Both Parties shall sign and perform the Agreement according to law, and shall not violate any relevant procedural provisions of laws or conduct any illegal acts.

4. Once signed, the Agreement is legally binding on both Parties. Each Party shall perform their obligations as agreed in the Agreement, and shall not modify or cancel the Agreement unless otherwise for any statutory or agreed reason.

5. All contents handwritten by the Parties shall use a brush, pen, or sign pen in carbon, blue or black ink, and shall be signed or stamped for confirmation.

6. There are blank spaces in the text of the Agreement (marked with underlines) for the Parties to agree; and there are also some clauses for the Parties to choose (marked with □).

7. After signing the Agreement, both Parties should promptly go to the competent property lease authority together for registration or filing.

8. Both Parties can determine the number of original copies of the Agreement according to their actual needs, and shall carefully check when signing the Agreement to ensure that the contents of all counterpart are consistent with each other. In any case, each Party shall hold at least one counterpart of the original.

9. In the event of any major change in the Agreement, cancellation of the Agreement, or loss of the Agreement, the Party concerned shall promptly go to the original registration authority to complete relevant procedures.

10. Both Parties may negotiate on how to dispose of the items left in the Property after the Term expires and the Agreement is canceled, which can be agreed separately in the annex of the Agreement.

11. For “The purpose of the Property” in Article 6 of the Agreement, the purpose shall be chosen from the following five categories: Commercial, Office, Factory, Warehouse, or General.

Letter of Responsibility on the Safety Administration of Leasing House of Shenzhen

Issued by the Office of Comprehensive Administration of Floating Population and Leasing House

This Letter of Responsibility (the “Letter”) is developed in accordance with relevant laws and regulations for the purposes of implementing the Decisions on Strengthening Security Liabilities of House Leasing by the Standing Committee of Shenzhen Municipal People’s Congress in Property Lease Safety, further clarifying the responsibilities for the safety of rental properties, strengthening the safety management of rental properties, and ensuring the safety of people’s lives and properties:

I. The lessor (the “Lessor”) and the lessee (the “Lessee” of any property for production or business (including all commodity markets and their stalls and counters), office, residence or otherwise (the “Property”) in the administrative area of the city shall be the persons responsible for the safety of the Property.

II. The Lessor shall have an ownership certificate of the Property or any other certification documents required by the municipal government. When entrusting a third party with the lease, the Lessor shall sign a written entrustment agreement with the trustee to agree on their respective safety responsibilities. Any sub-lessor of the Property, any other person who has actually leased the Property, and any lender of the Property shall bear their safety responsibilities of the Lessor.

III. The Lessor shall ensure that the building of the Property and all of its entrances, exits, passages, and fire control, gas and electrical facilities, among others, shall comply with relevant laws and regulations as well as the safety standards stipulated by relevant administrative agencies. Where laws and regulations require that relevant permits or approval documents shall be required for leasing, the Lessor shall obtain such permits or documents.

IV. Where the Lessee uses the Property for production and business activities, the Lessor shall require the Lessee to present his/her relevant certificates for completing fire control procedures and his/her business license or opening permit before opening.

V. The Lessor shall inspect the use safety and purpose of the Property at least once a quarter and make a written record, and the Lessee shall cooperate and sign; and if the Lessor is unable to inspect the Property in person due to objective reasons, he/she shall entrust a third party with such inspection.

VI. The Lessor shall report to the competent comprehensive management authority of the Property or any other relevant administrative agencies if he/she discovers that there are any hidden safety hazards in the Property and that the Lessee changes the purpose of the Property without authorization.

VII. The Lessee shall use the Property in a safe and reasonable manner in accordance with laws and regulations and the lease Agreement of the Property, and shall not change the structure and purpose of the Property without authorization. The Lessee shall immediately notify the Lessor if it finds any hidden safety hazards in the Property, and shall also report to the competent comprehensive management authority of the Property or any other relevant administrative agencies.

VIII. The Lessee shall not change the purpose of the Property without authorization. The use of the Property for business activities, such as hospitality, catering, entertainment, Internet cafes and workshops, must comply with relevant regulations;

It is prohibited to use the Property for any illegal or criminal activities, such as gambling, drug abuse and trafficking, prostitution, pornography, document forgery, printing of illegal publications, manufacturing and selling of counterfeit and shoddy goods, harboring of criminals, and harboring and selling of stolen goods;

It is prohibited to use the Property for any illegal activities, such as pyramid schemes or disguised pyramid schemes, unlicensed business operations, unlicensed clinics, illegal medical practice, and illegal recycling of renewable resources;

It is prohibited to use the Property for any fraudulent activities, such as unlicensed agencies for employment, matchmaking, training, and real estate;

It is prohibited to use the Property for producing, storing or operating any inflammable, explosive, toxic, radioactive or other dangerous substances.

IX. Both the Lessor and the Lessee shall assist and cooperate with the competent comprehensive management authority of the Property in the safety inspection and management of the Property, and truthfully provide relevant materials and information.

X. If the Lessor or Lessee fails to perform his/her safety responsibilities according to law and causes any personal injury or property damage to a third party, the victim may require the Lessor or Lessee to bear corresponding compensation liabilities according to law.

Lessor (seal): Shenzhen Zhaobangji Group Co., Ltd [Company Seal Affixed Here]

Trustee/Management Agent (seal): /s/ Fusheng Xu

Tel:

Apr. 4, 2018

Lessee (seal): Shanghai Fendan Information Technology Co., Ltd [Company Seal Affixed Here]

Trustee/Management Agent (seal): /s/ Chunjie Xu

Tel:

Apr. 1, 2018

Rider 1 to Lease Agreement

Party A: Shenzhen Zhaobangji Group Co., Ltd

Party B: Shanghai Fendan Information Technology Co., Ltd

Whereas Party A and Party B entered into the Property Lease Agreement (No.: , hereinafter referred to as the “Lease Agreement”) on April 1, 2018, now therefore this Rider 1 to Lease Agreement (the “Agreement”) is made and entered into by and between Party A and Party B through negotiations on an equal footing regarding the matters not covered in the Lease Agreement, amendments to relevant terms and supplementary matters. If there is any discrepancy between the Lease Agreement and the Agreement, the Agreement shall prevail.

Article 1 Rental Property

1.1 Zhaobangji Plaza is located at 319 Fuhua Road, Futian District, Shenzhen (the address stated in its certificate of title is: at the southwest corner of the intersection of Caitian Road and Fuhua Road, hereinafter referred to as the “Building”). The Building is a hotel with a frame structure and a total of 30 floors. The owner of the Building is: Shenzhen Zhaobangji Group Co., Ltd. The Building’s name stated in its certificate of title is: Zhaobangji Plaza, and the certificate of title number is: Document No. SFD-3000796711. Through negotiations on an equal footing, Party A agrees to lease the Rooms 2405 and 2406 on the 24th floor of the Building (hereinafter referred to as the “Property”) to Party B for use.

1.2 Because the Property does not have an independent real estate certificate, both Parties have conducted on-site surveys and clarified the specific location and demarcation of the Property before concluding the Lease Agreement and the Agreement. Party B confirms that the construction area of the Property is 530.06 square meters, and that this building area shall be used as the basis for the calculation and payment of the rent and the property management Fee (“PM Fee”). During the lease term, neither Party shall request an increase or decrease in the rent and the PM Fee based on any error in the construction area of the Property, nor shall it claim any liability for breach of contract against the other Party on this ground.

1.3 Party B hereby recognizes that the floor and unit numbering of the Building is not fully based on the number sequence, and the specific numbering method is at the discretion of Party A.

1.4 Party B hereby confirms that during the Term, Party A has the right to change the name of the Building or the name of any part of the Building at any time at its own discretion, but Party A shall notify Party B of such changes in writing after the new name has been approved by relevant government agencies. Party A is not responsible for any compensation or reimbursement to Party B for any change in the name of the Building or in the name of any part of the Building.

1.5 The existing decoration, auxiliary facilities and equipment conditions of the Property are listed in the Annexes (I) and (II) of the Agreement. Both Parties agree that the said annexes shall be used as the basis for acceptance when the Property is delivered by Party A to Party B and when the Property is returned by Party B to Party A upon the termination of the Lease Agreement and the Agreement.

1.6 Party A has the right to hold or allow a third party to hold any activities, ceremonies, exhibitions or displays in any public part of the Building at any time, in any conditions and within any time limit it deems appropriate.

Article 2 Purpose

2.1 Party B promises to Party A to rent the Property for office use, and to comply with national and local regulations on the use of the Property and the provisions of the property management company of the Building.

2.2 Party B guarantees that it will not change the purpose as agreed above without obtaining the written consent of Party A and the approval of relevant authorities according to the regulations during the Term.

2.3 Party B shall not use the Property for any purpose other than the purpose agreed in Article 2.1 above, or for any business activities prohibited by Chinese laws and regulations in the Property.

2.4 Party B shall not conduct or allow any sales activities, auctions or any similar sales activities beyond its legal business scope inside the Property; nor shall it solicit business, peddle, distribute any brochures, or advertise in any part of the Building other than the Property.

Article 3 Term and Delivery

3.1 The Term is from April 1, 2018 to March 31, 2021. Party A shall deliver the Property to Party B on or before April 1, 2018.

3.2 The Delivery Date refers to the date when Party A shall deliver the Property to Party B as specified in Article 3.1 above. Notwithstanding the foregoing, the Delivery Date shall refer to the adjusted date of delivery in the written notice sent by Party A to Party B in accordance with this Article 3 when Party A adjusts the date of delivering the Property to Party B in accordance with this Article 3.

3.3 Party B promises to agree to give Party A a grace period of 20 days, in which case, the decoration period （the “Decoration Period) and/or the Term shall be extended according to the number of extended days agreed by Party A. If Party A still fails to deliver the Property to Party B within 10 days (incl.) at the end of the grace period, Party B has the right to prematurely terminate the Lease Agreement and the Agreement immediately by giving a written notice to Party A, or to determine a new date as the delivery date to deliver the Property to Party B through negotiations, and the Term in the Lease Agreement and the Agreement shall therefore be extended accordingly.

3.4 Under the premise that Party B does not choose early termination of the Lease Agreement and the Agreement, Party A shall provide Party B with a rent-free period of one day for each day of delay in the delivery of the Property until Party A officially delivers the Property to Party B. If Party B chooses early termination of the Lease Agreement and the Agreement, Party A shall return the Lease Deposit and the prepaid rent and PM Fee (interest-free), which have been paid by Party B, to Party B within 20 days from the date when the Lease Agreement and the Agreement are terminated prematurely in accordance with this paragraph. Party B promises that Party A is not responsible for any and all losses of Party B incurred thereof except the foregoing.

3.5 To deliver the Property, Party A shall serve a written notice of delivery (hereinafter referred to as the “Delivery Notice”) to Party B five business days before the Delivery Date, and the Delivery Date shall be stated in the Delivery Notice.

3.6 Party B shall go to the management center promptly to complete the handover procedures of the Property on receiving the Delivery Notice. Before going through the handover procedures of the Property, Party B shall pay off all amounts payable when the Property is delivered according to the Lease Agreement and the Agreement, otherwise Party A is not obliged to deliver the Property to Party B. Party A shall deliver the Property to Party B on receiving the said payment in full from Party B. When the proof of delivery of the Property is signed by both Parties, it shall be deemed that Party A has fulfilled its obligation to deliver the Property to Party B in accordance with the conditions stipulated in the Lease Agreement and the Agreement. All the amounts that Party B should pay before the delivery of the Property include: 1. the Lease Deposit RMB262,910; 2. the rent of the first month, amounting to RMB120,854; 3. the PM Fee of the first month, amounting to RMB10,601; 4. the main maintenance fund of the first month, amounting to RMB186; and 5. the PM Fee, amounting to RMB3,534, and the main maintenance fund, amounting to RMB62, of the 10-day rent-free Decoration Period. The above amounts total RMB398,147.

3.7 If Party B has paid in full the amounts specified in Article 3.6 but failed to complete the handover procedures of the Property on the Delivery Date, the Property shall be still deemed to have been delivered by Party A to Party B on the Delivery Date in accordance with the conditions specified in the Lease Agreement and the Agreement, and Party A has the right to charge the rent, the PM Fee and other expenses in accordance with the provisions of the Lease Agreement and the Agreement. The period following the Delivery Date is the Decoration Period which shall still be calculated from the Delivery Date. If Party B fails to complete the handover procedures of the Property without any justifiable reason within 10 business days from the Delivery Date, Party A has the right to terminate the Lease Agreement and the Agreement by giving a written notice to Party B, in which case, the Lease Deposit and other amounts (if any) which have been paid by Party B to Party A, as a penalty for Party B’s compensation for Party A’s losses, shall be owned by Party A and will not be refunded to Party B.

3.8 Party B shall inform Party A in writing whether to renew the Lease Agreement 3 months before the expiration of the Term. If Party A agrees to Party B’s renewal, both Parties shall separately negotiate the renewal according to the market rent level at that time, and sign a separate lease agreement.

Article 4 Rent

4.1 Both Parties agree that the fixed rent of the Property for the first two years of the Term shall be RMB228 (tax-inclusive) per square meter (based on the building area) per month. That is: (from April 1, 2018 to March 31, 2020) the monthly rent is RMB120,854 (in words: RMB ONE HUNDRED AND TWENTY THOUSAND EIGHT HUNDRED AND FIFTY-FOUR ONLY); and from the third year, the rent shall be increased by 6% year by year on the basis of the previous year, that is, in the third year (from April 1, 2020 to March 31, 2021), the monthly rent shall be RMB128,105 (in words: RMB ONE HUNDRED TWENTY-EIGHT THOUSAND ONE HUNDRED AND FIVE ONLY).

4.2 Party A agrees to give Party B a rent-free Decoration Period of 10 days (from April 1, 2018 to April 10, 2018), which shall be calculated from the Delivery Date. During the Decoration Period, Party B does not need to pay the rent specified in Article 4.1 above, but must pay the PM Fee and other related expenses.

4.3 The rent shall be calculated from: April 11, 2018 (if the Delivery Date is delayed, the commence dates for the Decoration Period and the rent shall be postponed accordingly).

4.4 Party B shall pay one month’s rent before signing the Lease Agreement as the prepaid rent for the first month following the Decoration Period. The rent payable for each subsequent month shall be paid by Party B to Party A on or before the fifth day of each month. If the lease period of the first or last month of the Term is less than one month, the rent shall be adjusted in proportion to the actual number of days of use in that month, with a rate like this: The daily rent = The monthly rent ÷ The number of natural days in the month.

4.5 All payments made by Party B to Party A under the Lease Agreement and the Agreement shall be remitted in RMB to the account designated by Party A in writing, or use any other form designated by Party A at that time. Any banking charges incurred thereof shall be borne by Party B.

4.6 The account designated by Party A for receiving the rent, the Lease Deposit and other fees:

Beneficiary: Shenzhen Zhaobangji Group Co., Ltd.

A/C No.:

A/C with Bank: ICBC Yantian Subbranch, Shenzhen.

Article 5 Property Management

5.1 Party A currently entrusts Zhaobangji Financial Building Management Office, Zhaobangji Property Management Co., Ltd., Shenzhen (hereinafter referred to as the “PM”) with property management of the Building, and Party B is aware of and accepts it.

5.2 During the Term, Party B shall bear the PM Fee and the main maintenance fund of the Property. The current PM Fee shall be calculated based on the rented area (building area), at a rate of RMB20 per square meter per month, that is, the monthly PM Fee payable for the Property shall be RMB10,601; the current main maintenance fund is calculated based on the rented area (building area), at a rate of RMB0.35 per square meter per month, that is, the monthly main maintenance fund payable for the Property is RMB186.

5.3 Party B shall pay the PM Fee and the main maintenance fund for the first month to the PM before signing the Lease Agreement. Thereafter, the said payment of each month shall be made on the 5th day of the month without deduction or delay. If the lease period of the first or last month of the Term is less than one month, the amount shall be adjusted in proportion to the actual number of days of use in that month, with a rate like this: The daily rent = The monthly rent ÷ The number of natural days in the month. Party B shall pay the PM Fee and the main maintenance fund in the form of cheque or bank transfer. The PM shall issue an official invoice on receiving the said payment from Party B.

5.4 The air-conditioning fee of the Property shall be calculated based on its energy consumption: the rate shall be set and adjusted by the PM: RMB1.66/KWh (kilowatt hour). The Property is equipped with an independent energy meter for the air-conditioning fee, and Party B shall pay the air-conditioning fee, calculated based on the meter [calculation method: RMB1.66 * The actual power consumption = The air-conditioning fee], within 10 days from the date when the PM sends the charge notice to Party B.

5.5 During the Term, all utility bills of the Property shall be paid by Party B, or collected and paid by the PM on behalf of Party B, to utility service agencies based on the actual amounts.

5.6 Party A, as the owner of the building, has the right to determine or replace the Building’s property management company based on actual conditions without prejudice to the current property management level, while Party B accepts it and agrees to cooperate.

5.7 Party B agrees and accepts that during the performance of the Lease Agreement and the Agreement, the PM may reasonably adjust the rates for the PM Fee, the main maintenance fund, the air-conditioning fee, the parking space rent and other charges as appropriate by notifying Party B with announcements or in other forms. Party B agrees to pay the said fees based on the new rates at that time.

5.8 The account of the PM for receiving the PM Fee, the main maintenance fund, the air-conditioning fee, utilities, the parking space rent and other related fees:

Beneficiary: Zhaobangji Financial Building Management Office, Zhaobangji Property Management Co., Ltd., Shenzhen

A/C No.:

A/C with Bank: ICBC Yantian Subbranch, Shenzhen.

5.9 Party B shall sign a property management contract or a building property management convention with the PM on the same day when the Agreement is signed, and shall strictly abide by the said contract or convention.

5.10 Since the PM is entrusted by Party A, both the PM and Party A have the right to claim any and all expenses owed by Party B during the Term, including, but not limited to, the PM Fee, the main maintenance fund, the air-conditioning fee, utilities, and the parking space rent, from Party B in their own name (including, but not limited to, these forms: self-collection, arbitration, and legal proceedings).

Article 6 Deposit

6.1 Both Parties agree that Party B shall pay Party A the Lease Deposit before signing the Lease Agreement. the Lease Deposit shall be: the sum of two months’ rent and two months’ PM Fee, namely, RMB262,910 ONLY (in words: RMB TWO HUNDRED SIXTY-TWO THOUSAND NINE HUNDRED AND TEN ONLY); otherwise, Party A has the right to refuse to deliver the Property. Party A shall issue a payment receipt to Party B on receiving the Lease Deposit.

6.2 If Party B breaches the Lease Agreement and the Agreement, Party A has the right (but is not obliged to) to deduct from the Lease Deposit the amount due to Party B and/or as compensation for the losses of Party A incurred thereof, and/or withhold all of the Lease Deposit according to The Lease Agreement and the Agreement without refunding it to Party B. If the balance of the Lease Deposit held by Party A is less than the amount specified in the preceding Article 6.1 due to such deduction, compensation and/or withholding, Party B shall immediately make up the difference to Party A in accordance with Party A’s notice. Notwithstanding the foregoing, Party B has no right to use the Lease Deposit to offset any payment due under the Lease Agreement and the Agreement.

6.3 When Party B has completed its business deregistration or change procedures if the Property is used as the registered or business address, and returned the Property and its decoration, equipment and facilities which have been restored to their original state and available for leasing in accordance with Article 9.2 herein, and have no other breach of contract upon the expiration of the Term agreed in the Lease Agreement and the Agreement, Party A shall refund the Lease Deposit in one lump sum without interest to Party B (after deduction (if any) according to the Lease Agreement and the Agreement) within 20 business days following the completion of written return handover procedures of the Property with Party B. If Party B has any other breach of contract, the Lease Deposit shall not be refunded, and Party B shall be responsible for correcting the breach. The time limit for such correction shall not be subject to the Term and validity of the Lease Agreement and the Agreement. In case of early termination or cancellation of the Agreement, Party A shall return the Lease Deposit to Party B provided that all of the following conditions are met:

(I) The Property and its ancillary facilities are all in good condition (except for normal wear and tear) upon inspection and acceptance by Party A;

(II) Party B has settled all the expenses payable, including, but not limited to, utilities, the air-conditioning fee, and the PM Fee; and

(III) Party B has no breach of contract listed in Articles 14.3 and 14.4 herein.

6.4 If Party A legally transfers the Property to a third party during the Term, the Lease Agreement and the Agreement shall continue to be valid, and Party B clearly confirms that it waives the preemptive right of purchase of the Property under the same conditions. After the said transferee obtains the ownership of the Property, it becomes the new lessor in the Lease Agreement and the Agreement, and enjoys and fulfills the rights and obligations of Party A under the Lease Agreement and the Agreement. When Party A transfers the ownership interests of the Property to the new lessor, Party A can, upon prior written notice to Party B, transfer the Lease Deposit (excluding the deductions as agreed in the Lease Agreement and the Agreement) to the new lessor as well, and meanwhile the responsibility of returning the Lease Deposit to Party B shall also be transferred to the new lessor. Party B shall not have any objection or make any claim to Party A in that regard.

6.5 Decoration Deposit. Before Party B moves into the Property for decoration, Party B shall pay Party A the Decoration Deposit, equal to RMB10,601 (in words: RMB TEN THOUSAND SIX HUNDRED AND ONE ONLY), calculated at RMB20 per square meter. After Party B’s decoration is completed, Party A shall have the decoration inspected and accepted. Once the decoration is accepted by Party A and Party B has been in business for three months from its official opening date, Party A shall refund the Decoration Deposit to Party B provided that all of the following conditions are met:

(I) After Party A’s inspection, Party B’s decoration has not caused any damage to the Property and its ancillary facilities, circuit equipment and waterproof layer;

(II) Party B’s decoration has no impact on the safety, environment and appearance of the Building, and causes no leak to the Building; and

(III) Party B has not had any other act infringing the legitimate interests of Party A or other tenants of the Building and causing losses during the decoration.

If Party A finds that Party B’s decoration has any significant impact on the structure, waterproof performance, or electrical safety of the Property, or has any hidden hazards, during its inspection process or within three months from Party B’s official opening, Party A has the right to require Party B to take immediate actions to correct such hazards or restore them to their available state, while any and all costs incurred thereof shall be borne by Party B. Party A has the right to claim any and all losses incurred thereof from Party B and to deduct such losses from the Decoration Deposit. If Party A’s losses are not fully covered by the Decoration Deposit, Party B shall make up the difference within three days after receiving Party A’s written notice.

If any casualty or property loss is caused to any other tenant of the Building or any third party during the decoration process, Party B shall be solely liable for it. Any payment made by Party A, arising from any third-party claims for compensation or rights and interests against Party A, may be deducted from the Decoration Deposit. If Party A’s losses are not fully covered by the Decoration Deposit, Party B shall make up the difference within three days after receiving Party A’s written notice.

6.6 Procedures for deposit refunding. The legal representative or trustee of Party B shall bring the receipts of the Lease and Decoration Deposits, the valid ID of the legal representative, the letter of authorization of the trustee, and the duplicate of Party B’s business license to Party A to go through the procedures for refunding the Lease and Decoration Deposits. If all the conditions for refunding of the Lease and Decoration Deposits are met after verification, Party A shall refund the Lease and Decoration Deposits to Party B in time.

Article 7 Requirements for Property Use and Responsibilities for Maintenance

7.1 If Party B discovers any damage or malfunction of the Property or its ancillary facilities during the Term, it shall promptly notify Party A and take effective actions to prevent more losses; and Party A shall take corrective actions with the time limit specified by the PM on receiving Party B’s notice. If such correction by Party A is overdue, Party B may do the same with the written consent of Party A, while any and all reasonable costs incurred thereof shall be borne by Party A.

7.2 During the Term, Party B shall reasonably use and care for the Property and its auxiliary facilities, including, but not limited to, its floors, walls, doors, windows, electrical, water supply and drainage, fire control and air-conditioning facilities, cables and pipes, and shall ensure that the Property is in a normal state of being leasable.

7.3 In the event that the Property and its auxiliary facilities are damaged or malfunction due to Party B’s fault, error or negligence, Party B shall be responsible for correction or compensation in a timely manner. If Party B refuses to correct or compensate, Party A may take corrective actions at the expense of Party B. If any personal injury or property loss is caused by such damage or malfunction, Party B shall be solely liable for it.

7.4 Party A shall guarantee that the Property and its ancillary facilities are always in a normal usable and safe state during the Term. Party A shall notify Party B one working day in advance of any inspection or maintenance of the Property. Party B shall cooperate with such inspection and maintenance, and Party A shall minimize the impact on Party B’s use of the Property - Party A shall not be subject to this restriction provided that an emergency occurs or Party B agrees. Party B shall be responsible for any and all consequences arising from Party B’s obstruction of Party A’s acts of inspection, maintenance, repair or otherwise.

7.5 For any other renovation or addition of any ancillary facility or equipment by Party B, it shall obtain the prior written consent of Party A, and the approval of the competent authority if such approval is required, before such renovation or addition starts. Party B shall be responsible for the maintenance of such added ancillary facilities and equipment.

7.6 Without the prior written consent of Party A, Party B shall not rebuild, extend or add the Property and its decoration or auxiliary facilities or equipment (including, but not limited to, wiring, drainage, fire control, indoor and outdoor appearance, and existing upholsteries), or allow any third party to do the same.

7.7 With the approval of the competent government authority and the written permission of Party A, Party B may extend, add or rebuild the Property and/or its decoration and auxiliary facilities or equipment. To this end, Party B shall be responsible for submit such a request to the competent government authority for approval, and all expenses incurred thereof shall be borne by Party B. The decoration, extension, addition and rebuilding of fire control systems must be carried out by the decoration consulting company/engineering contractor designated by Party A. Unless otherwise approved by Party A, the air-conditioning systems should use the contractor recommended by Party A. Other decoration, extension, addition and rebuilding shall be agreed by both Parties, and must be carried by the engineering contractors or consultants designated or approved by Party B. Party B shall ensure that such contractors have all required qualifications, and Party A’s recognition of such contractors shall not exempt Party B from its responsibilities that it shall bear. For any and all decoration conducted and auxiliary facilities and equipment extended, added and rebuilt by Party B in accordance with the Lease Agreement and the Agreement, Party B shall be responsible for their repair and maintenance, while Party A shall not be responsible for such repair and maintenance.

7.8 Any and all costs arising from Article 7 herein, including, but not limited to, costs for decoration, extension, addition and rebuilding, expenses for materials and equipment, taxes and government charges incurred thereof, and damage compensation fees, shall be borne by Party B.

7.9 Party B shall be responsible for keeping the Property and its decoration, facilities and equipment provided by Party A in good and usable condition (except for natural wear and tear).

7.10 In the event of any emergency, such as a fire, during the Term, Party A or its authorized representative can forcibly enter the Property without notifying Party B, and Party A shall not be responsible for compensating Party B for any damage caused by such forced entry, except for damage caused by Party A on purpose.

7.11 If any window or glass of the Property is broken or damaged for a reason attributable to Party B (except for force majeure), Party B shall pay or reimburse Party A for any and all costs caused by the replacement of all of such broken windows and glass.

7.12 Party B shall compensate for any and all losses and damages caused by any of the following acts and events. Such compensation includes, but is not limited to, any expenses for repair and maintenance, any payment made by Party A due to any third-party claim for compensation or for rights and interests against Party A due to any of the following circumstances, and any expenses and costs (including attorney’s fees) incurred by Party A’s claim against Party B:

(I) Where any damage to any person or property of Party A and any third party is caused by malfunction, disrepair, or danger of any electrical installation or appliance, wire or otherwise in the Property;

(II) Where any loss to any person or property of Party A and any third party is caused by any blockage, damage or malfunction of any water pipe, toilet or appliance in the Building due to Party B’s fault; or

(III) Where any damage to any person or property of Party A and any third party is caused by fire, smoke spreading in the Property, or leak or overflow of water from any source (including storm or rain) in the Property or any other part of the Building due to Party B’s fault.

Article 8 Decoration and Construction

8.1 Party B agrees to respect and obey the following rules in its decoration, separation, installation, rebuilding, extension, addition and maintenance, among others, of the Property (hereinafter collectively referred to as the “Party B’s Project”):

(1) When Party B submits a construction application to Party A, it must prepare and submit appropriate drawings and specifications of the Party B’s Project proposal to Party A at its own expense, and submit the design outline drawing descriptions and planned configuration of the Party B’s Project (hereinafter collectively referred to as the “Party B’s Plan”);

(2) Party B shall pay relevant expenses during the Decoration Period in accordance with the Decoration Code of the PM;

(3) Party B shall not start the Party B’s Project unless it has obtained the written permission of Party A and the approval of relevant government agencies. Party B shall start and complete the Party B’s Project as soon as possible after having obtained such permission and approval. During the construction, Party B shall strictly follow the Decoration Code and on-site requirements formulated by Party A or the PM;

(4) Party B must complete relevant procedures in accordance with the Decoration Code of Party A or the PM at least three days before the kick-off of the Party B’s Project, and Party B shall obey the specifications and management rules of Party A or the PM.

8.2 Party A and the PM have the right for regulation and management of the Party B’s Project, including reasonable management of entry and exit of Party B’s construction personnel, material transportation, construction time and safety, and other matters. Party B accepts and agrees to cooperate.

8.3 Party B shall ensure that its construction personnel abide by laws and regulations, carry out construction in a civilized and safe manner, and follow the specifications and management rules of Party A and the PM.

8.4 Party B shall ensure that the construction shall not damage the normal use of the Property and any other part of the Building, and the safety of the main structure and public facilities, among others. If Party B causes any casualties or property damage during the construction process, Party B shall be solely liable for any and all consequences incurred thereof.

8.5 If Party A must assist in the construction work of Party B as required by relevant laws and regulations, Party A shall provide such assistance at the expense of Party B.

8.6 After the completion of the Party B’s Project, it shall be approved by the competent government authority and accepted by Party A through inspection before use. Notwithstanding the foregoing, such inspection and acceptance does not exempt Party B from its responsibility for the quality of the project.

Article 9 State of Property upon Return

9.1 Party B shall complete the written return and handover procedures of the Property with Party A no later than 17:00 on the date of expiration of the Term or early termination of the Lease Agreement and the Agreement, except that Party A agrees to Party B’s renewal of the lease. If Party B delays to return the Property without the written consent of Party A or a written agreement with Party A on renewal or extension, the Lease Deposit and other advance payments (if any) shall be owned by Party A, and for each day overdue, Party B shall pay Party A a use fee, equal to double of the rent rate, namely RMB456 per square meter per month, the PM Fee and any other expenses of the Property during the occupation period of the Property. If Party B fails to move out of the Property within the time limit and causes any other losses to Party A, Party B shall also be liable for compensation accordingly.

9.2 Before returning the Property to Party A, Party B shall clean the Property at its own expense so that it’s in good condition and leasable. If Party B has decorated, extended or rebuilt the Property in accordance with the scope and requirements agreed by Party A, it must restore the Property to its original state according to Party A’s requirements before the expiration of the Term or early termination of the Lease Agreement and the Agreement, at the expense of Party B. If Party B decorates, extends or rebuilds the Property without the consent of Party A or beyond the scope and requirements agreed by Party A, Party A has the right to request Party B to restore the Property to its original state and compensate for any and all losses incurred thereof. If Party A agrees in writing, at its discretion, that Party B does not need to restore the Property to its original state, Party A shall have no obligation to claim any reimbursement and/or compensation for Party B’s any extension or rebuilding of the Property and/or its decoration, equipment and facilities.

9.3 when Party B returns the Property on the expiration of the Term or early termination of the Lease Agreement and the Agreement, Party A has the right to claim compensation against Party B if it finds the Property and its decoration, equipment and facilities are damaged or lost (except natural wear and tear), and to deduct such compensation from the Lease Deposit. If Party A’s losses are not fully covered by the Decoration Deposit, Party B shall make up the difference within three days after receiving Party A’s written notice.

9.4 If Party B moves out of the Property during the Term, at its discretion, when the Lease Agreement and the Agreement are not terminated due to the reasons stipulated in the Lease Agreement and the Agreement, so that the Property is occupied by any third party without the consent of Party A, Party B shall be responsible for any and all losses and expenses of Party A caused by such move-out and occupation regardless of whether Party B knows or agrees to such occupation.

9.5 Unless otherwise agreed in writing by both Parties, Party B promises that if Party B fails to return the Property to Party A on the date of expiration of the Term or early termination of the Lease Agreement and the Agreement, Party A has the right to charge Party B for occupation and use fees, the PM Fee and other expenses, to unlock the Property and replace its door locks, to move the contents of the Property, including, but not limited to, furniture, fixtures and other additions, out of the Property, and to vacate and repossess the Property 7 days after the date of expiration of the Term or early termination of the Lease Agreement and the Agreement. Party A shall not be responsible for any damaged and any loss of Party B incurred thereof. For any items left by Party B in the Property, Party A has the right to charge Party B for a storage fee for such items, and to sell, transfer, discard or dispose of such items in any other way as Party A deems appropriate. The proceeds (if any) from such disposal will be used to reimburse any money owed by Party B to Party A and to compensate Party A for any losses that have occurred and will occur due to the reasons specified in this paragraph. Notwithstanding the foregoing, under no circumstances shall Party A be obliged to pay or reimburse Party B for such items. Party B has no objection to the content of this paragraph.

Article 10 Sublease

10.1 Without the written consent of Party A, Party B shall not sublet the Property to any other company or individual. If Party A agrees to sublet the Property in writing, the expiration date of the sublet contract shall not exceed that of the Agreement, and Party B shall guarantee that its sublessee will not sublet the Property again.

10.2 If the Lease Agreement and the Agreement are changed, canceled or terminated during the sublet period, the sublet contract shall be changed, cancelled or terminated accordingly. If the sublessee violates any laws or regulations or the Lease Agreement and the Agreement during the sublet period, causing any loss to Party A, Party A has the right to claim rights directly against Party B or the sublessee, while Party B and the sublessee shall be jointly and severally liable for that.

10.3 In case of any of the following acts and events, Party B shall notify Party A in writing within seven days from the date of the act or event; otherwise, Party B shall be deemed to have violated the agreement on subletting in the Lease Agreement and the Agreement:

(I) Where Party B, as a company, is undergoing acquisition, reorganization, merger, split, or liquidation;

(II) Where there is any change in Party B’s name, legal representative, or nature; or

(III) Where any legal inheritance occurs de facto so that the user of the Property changes.

Article 11 Renewal

11.1 If Party B wishes to renew the lease, Party B shall send to Party A a written application for renewal of the Property (hereinafter referred to as the “Renewal Application”) three months before the expiration of the Term, and Party A has the right to decide whether to agree to the renewal. If Party A agrees to the renewal, the new rent shall be negotiated and determined by both Parties based on the prevailing market conditions. If both Parties reach an agreement on the renewal, a new contract shall be concluded. If Party B fails to submit the Renewal Application to Party A within the aforementioned time period, it shall be deemed that Party B has waived the renewal.

11.2 Party B shall sign a property Lease Agreement with Party A on renewing the lease of the Property within 20 days after receiving the notice of Party A’s renewal agreement (hereinafter referred to as the “Renewal Contract”), and go through necessary procedures with Party A (including going through the procedures for lease registration change of the Property or otherwise) to extend the lease term. Party B shall provide Party A with necessary assistance in going through such procedures.

11.3 If Party B fails to send the Renewal Application to Party A three months before the expiration of the Term, or Party B fails to sign the Renewal Contract in accordance with Article 11.2 above, the lease relationship specified in the Lease Agreement and the Agreement shall be terminated upon the expiration of the Term in the Agreement. During the last three months of the Term, Party B must allow Party A’s any possible tenant of the Property to inspect the Property within a reasonable time after notifying Party B in advance.

Article 12 Modification and Termination

12.1 During the Term, the Lease Agreement and the Agreement shall not be modified unless both Parties agree and sign a written supplementary agreement on such modification through negotiations.

12.2 If one Party requests to modify the Lease Agreement and the Agreement, it shall submit the request to the other Party voluntarily.

12.3 Both Parties agree that neither Party shall be liable when the Lease Agreement and the Agreement is terminated prematurely during the Term in the event of any of the following circumstances:

(I) Where the right to use the land within the occupancy scope of the Property is withdrawn by the government in advance according to law;

(II) Where the Property is requisitioned according to law due to social public interests;

(III) Where the Property is included in the scope of house demolition permit due to urban development needs; or

(IV) Where the Agreement becomes unenforceable as the Property and its ancillary facilities are damaged due to any force majeure event.

12.4 If Party B requests to change the lessee in the Lease Agreement and the Agreement due to business or any other reason during the Term, it shall submit a written application to Party A two months in advance. After Party A agrees in writing, both Parties shall cancel the Lease Agreement and the Agreement in writing, and at the same time, the new lessee proposed by Party B shall sign a new Lease Agreement separately with Party A. Except for the name of Party B, the other terms of the new Lease Agreement shall be same as those in the Lease Agreement and the Agreement. If the new lessee proposed by Party B fails to sign the new Lease Agreement with Party A in time, the Lease Agreement and the Agreement shall continue to be valid.

During the Term agreed in the Lease Agreement and the Agreement, Party B may submit at most two applications for the change of the lessee (the second change application may be submitted in the name of the new lessee), and Party B shall pay Party A a corresponding change fee within three days from the date of submitting the application to Party A in writing. The fee for the first change shall be RMB2,000, while that for the second change shall be RMB5,000; otherwise, Party A has the right to reject such applications.

Party B hereby promises that, within the Term agreed in the Lease Agreement and the Agreement, Party B and the new lessee shall be jointly and severally liable for the new Lease Agreement and related supplementary agreements signed between Party B and the new lessee and Party A.

Article 13 Party A’s Liability for Breach of Contract

13.1 During the Term, Party A shall compensate Party B for any and all financial losses incurred from any property loss and personal injury caused by any damage to the Property as a result of Party A’s failure in performing its obligations of repair and maintenance agreed in the Lease Agreement and the Agreement in a timely manner.

13.2 If Party A cancels the Lease Agreement and the Agreement and takes back the Property in advance without the consent of Party B during the Term, it shall constitute a serious breach of contract, in which case, Party A shall return the Lease Deposit and any overcharged advance payment (if any) to Party B.

13.3 If the Property delivered by Party A does not meet the requirements agreed in the Lease Agreement and the Agreement so that its intended purpose cannot be achieved, or has any serious defect that may actually endanger Party B’s safety, Party B has the right to unilaterally terminate the Lease Agreement and the Agreement by giving a written notice to Party A, and requires Party A to return the Lease Deposit and any overcharged advance payment (if any).Then Party B shall move out of the Property within 7 days after the termination of the Lease Agreement and the Agreement.

Article 14 Party B’s Liability for Breach of Contract

14.1 If Party B is behind the rent during the Term, Party A has the right to require Party B to pay a late fee, equal to 0.1 percent (one thousandth) of the monthly rent of the Property for each day overdue from the date when the rent is due, until all due fees and late fees have been paid off.

14.2 In the event of any late payment of the PM Fee, the main maintenance fund, utilities, the air-conditioning fee, and the parking space rent, among others, made by Party B during the Term, Party A has the right to require Party B to pay a late fee, equal to 0.1 percent (one thousandth) of such late payments for each day overdue from the date when such payments are due, until all due fees and late fees have been paid off. If such payments are overdue for more than 15 days (incl.), Party B promises that Party A has the right to take the following remedies for Party B’s breach of contract: Party A has the right to decide to entrust the PM with stopping the supply or use of water, electricity or other facilities, while any and all the consequences incurred thereof shall be borne by Party B.

14.3 During the Term, Party B shall not cancel the Lease Agreement and the Agreement without justifiable reasons. If Party B does need to cancel them prematurely according to its business development needs, it must send a written application to Party A two months in advance and obtain Party A’s written consent. If Party B does not have any other breach of contract stated in the Lease Agreement and the Agreement, the Lease Deposit and any other advance payment (if any) paid by Party B shall be owned by Party A, while Party B shall not bear other liabilities for breach of contract or for compensation for early cancellation of the contract. If Party B still has any other breach of contract stated in the Lease Agreement and the Agreement, Party B shall correct such breach no less than one month before its request for early cancellation; otherwise, Party B shall compensate Party A for any and all losses incurred thereof and shall be responsible for completing such correction. The correction period is not subject to the term and validity of the Lease Agreement and the Agreement. If Party B fails to send a written application to Party A two months in advance and obtain Party A’s written consent but unilaterally terminates the Lease Agreement and the Agreement, Party A will not refund the Lease Deposit and any other advance payment (if any) paid by Party B, and Party B shall pay Party A all the rent for the remaining Term in one lump sum and be liable for compensation for any and all losses of Party A caused by such breach.

14.4 If Party B commits any of the following acts during the Term, Party A has the right to unilaterally cancel the Lease Agreement and the Agreement, to repossess the Property, and to obtain the ownership of the Lease Deposit and any other advance payment (if any) paid by Party B; and if Party A’s financial losses are not fully covered by the Decoration Deposit, Party A has the right to request Party B to make up the difference:

(I) Where Party B sublets, transfers, lends or exchanges the Property to or with any third party, in whole or in part, without the written content of Party A, or though Party B has obtained Party A’s written consent to sublet the Property, the sublessee sublets the Property again;

(II) Where Party B demolishes or change the Property and its decoration, auxiliary facilities and equipment, or damages the Property, or allows any third party to do the same without the approval of the competent government authority and the written consent of Party A, and fails to correct and restore them within a time limit even after having received a written notice from Party A;

(III) Where Party B uses the Property for any purpose other than the purpose agreed in the Lease Agreement and the Agreement without the consent of Party A, or for any illegal or criminal activities;

(IV) Where Party B violates the Lease Agreement and the Agreement and fails to perform its maintenance responsibility, causing serious damage to the Property or its equipment, or delays or refuses to compensate Party A’s costs for such maintenance, and fails to pay such compensation within a time limit even after having received a written notice from Party A;

(V) Where Party B owes a rent amounting more than RMB60,427, or is more than 15 days (incl.) behind the rent, or owes the PM Fee, utilities, the air-conditioning fee, the parking space rent and other expenses as agreed in Article 14.2, totaling more than RMB10,601;

(VI) Where Party B’s business conditions are seriously deteriorating, Party B transfers its properties, withdraws its funds, loses its goodwill, or is undergoing the procedures for bankruptcy or liquidation (except for liquidation due to reorganization or merger, but a certificate for the approval by Party A must be provided), or Party B’s properties are seized or its solvency declines sharply, which may affect its performance of the Lease Agreement and the Agreement, in which case, Party B fails to provide its performance guarantee upon request by Party A;

(VII) Where the Property is seized by any judicial or administrative authority due to Party B’s fault; or

(VIII) Where laws, regulations or the relevant clauses of the Lease Agreement and the Agreement allow early termination by Party A.

14.5 If Party B sublets, transfers, lends or exchanges the Property to or with any third party, in whole or in part, without the written content of Party A, or though Party B has obtained Party A’s written consent to sublet the Property, the sublessee sublets the Property again, Party B, in addition to being subject to Article 14.4 herein, shall still pay Party A a penalty equal to RMB300 per square meter per month based on the sublet area.

14.6 In the event of unilateral cancellation by Party A in accordance with the above Clauses 14.3 and 14.4 or as a result of Party B’s breach meeting the statutory cancellation conditions, any fixed decoration made by Party B on the Property shall be owned by Party A without being liable for any compensation to Party B for that.

14.7 When Party A sends a notice to Party B to cancel the Lease Agreement and the Agreement in accordance with the Lease Agreement and the Agreement, it indicates that Party A exercises its right of repossessing the Property in advance under the Lease Agreement and the Agreement, which shall constitute Party A’s comprehensive and full exercise of the right, and Party A does not need to enter the Property actually as a sign of exercising the right.

14.8 Party A’s request for or collection of late fees in accordance with the Lease Agreement and the Agreement shall not prejudice and affect Party A’s exercise of any other rights and remedies under the Lease Agreement and the Agreement (including the right to repossess the Property).

14.9 Party A shall bear any and all costs and expenses (including attorney fees) arising from Party A’s request for paying the rent, the PM Fee and other expenses by Party B or from Party A’s exercise of any other rights under the Lease Agreement and the Agreement.

Article 15 Notification and Service

15.1 Any documents, notices and other communications sent by both Parties in connection with the Lease Agreement and the Agreement must be in writing and delivered to the following addresses or any other addresses notified in writing by both Parties.

Party A: Shenzhen Zhaobangji Group Co., Ltd

Address: Customer Service Center, 2/F, Zhaobangji Plaza, 319 Fuhua Road, Futian District, Shenzhen

Tel:

Fax:

Email:

Party B: Shanghai Fendan Information Technology Co., Ltd

Address: Rooms 2405-2406, Zhaobangji Financial Building, 319 Fuhua Road, Futian District, Shenzhen

Tel:

Fax:

Email:

15.2 Any documents, notices or other communications, if sent by post, shall be deemed to have been served on the 3rd working day after being sent, and the registered delivery receipt issued by the post office shall be the valid proof; if sent by fax, they shall be deemed to have been served after being sent and received upon confirmation by the other Party, and the fax report received by the other Party’s fax machine shall be the valid proof; if delivered by hand, they shall be deemed to have been served when the other Party signs for them, and the receipt will be the valid proof, and if the other Party refuses to accept them, they can be served by lien, with corresponding lien photos or videos as the valid proof; and if sent by email, they shall be deemed to have been serviced when the sender’s mailbox shows that they have been sent successfully.

15.3 When Party A publicizes any notices or documents related to daily property management at the door of the Property or any other prominent part of the Building, such notices or documents shall be deemed to have been notified to Party B reasonably.

Article 16 Exemptions

16.1 Party A shall not be liable for any loss of Party B or any of Party B’s employees, agents or visitors caused by any temporary suspension of public facilities as a result of any repair or maintenance of the Property or its neighboring properties or the Building, or any decoration, extension or rebuilding of the Property or its neighboring properties or the Building in accordance with the procedures stated in the Lease Agreement and the Agreement, or by any temporary interruption of water, electricity, telephone lines, fax or any other related services or supplies of the Property.

16.2 Party A shall not be liable for any personal or financial damage, loss or destruction, or any business loss, disruption or inconvenience, which Party B or any third party suffers or bears, as a result of any malfunction, defect or damage of any elevator, escalator, fire control facility, central air-conditioning system or any other equipment in the Building, or any shortage, malfunction, rupture, change, interference or suspension regarding the supply of electricity, water, gas, telecommunications, telephone lines or any other public facilities in the Building, for any reason that Party A cannot foresee and prevent.

16.3 Party A shall not be liable for any personal or financial damage, loss or destruction, or any business loss, which Party B or any third party suffers or bears, as a result of any leak or overflow caused by typhoons, earthquakes, poisonous gas, fire, smoke or any other substances or things, any vibration in the Building or its adjacent buildings, any infiltration of rain or sea water, any act, omission, negligence or slack of any other user of the Building, any defect in the Property, Party A’s installations or accessories or any part of them, any dropping or falling of any item in the Building, or any explosion, theft or robbery happening to the Building or the Property, unless it can be proved that the occurrence of the above-mentioned damage events can be attributed to Party A’s intention.

16.4 Any personnel for security and management or any mechanical or electronic anti-theft systems of any nature (if any) provided by Party A shall not constitute Party A’s responsibility for the security of the Property or any person or property in the Property. Party B shall be responsible for the security of the Property and any person or property in the Property at any time.

16.5 If Party B feels any inconvenience or interference in the use of the Property, or suffers any loss or damage caused by any suspension of any facility of the Building, such as air-conditioning, antennas, elevators and escalators, due to Party A’s re-installation, maintenance or repair of any public part or facility of the Building, Party B shall not reduce or stop paying the rent, the PM Fee or any other expenses that must be paid in accordance with the Lease Agreement and the Agreement due to the occurrence of the foregoing events.

Article 17 Waiver, Severability and Non-Exclusive Remedies

17.1 When Party A accepts the rent after knowing Party B’s breach, it shall not be deemed that Party A has waived the right to pursue Party B’s liability for such breach. When the rent or any other payment paid by Party B is less than the amount stipulated in the Lease Agreement and the Agreement, or when Party A accepts the said rent or payment, it shall not be deemed that Party A agrees to Party B’s underpayment of the said rent or payment, nor shall it affect Party A’s right to recourse arrears of the said rent and payment and any other rights under the Lease Agreement, the Agreement and the law. In addition, Party A’s failure or delay in exercising any rights under the Lease Agreement and the Agreement shall not constitute its waiver of such rights. Any waiver of rights by Party A shall be subject to a written express statement signed by Party A.

17.2 If any provision of the Lease Agreement or the Agreement becomes unenforceable or illegal in any respect, it shall not affect the legality and enforceability of any other provision in the Lease Agreement and the Agreement. The respective rights and remedies of Party A and Party B stipulated in the Lease Agreement and the Agreement shall not exclude or substitute the rights and remedies of each Party under the law.

17.3 Both Parties hereby expressly agree that, after the Agreement takes effect, Party A has the sole power to sell the Property and does not need to obtain Party B’s prior permission for such selling, provided that Party A shall notify Party B of such selling within a reasonable period of time and require the transferee of the Property to execute the Lease Agreement and the Agreement. Party B hereby expressly promises that it irrevocably and unconditionally waives any preemptive right of purchase obtained from Party A’s selling of the Property in accordance with the foregoing.

Article 18 Special Terms

18.1 Because the provisions of Articles 18 and 19 of the Lease Agreement are unclear, both Parties agree not to execute such provisions. The contents of these articles shall be subject to the provisions of the Agreement.

18.2 Terms on invoicing:

18.2.1 Party A’s invoicing time shall be consistent with the time of receiving Party B’s payment. All VAT invoices shall be issued within the current month of invoicing, unless the payment is not normally made on the agreed date;

18.2.2 If the name of Party B for invoicing is not determined or specified, Party A shall issue ordinary VAT invoices in accordance with Party B’s name in the Agreement; and if Party B fails or deliberately delays to provide its invoicing information within the current month of invoicing, it shall be deemed that Party B has voluntarily waived to obtain such VAT invoices, and Party A will not issue them again;

18.2.3 If Party B requires Party A to issue ordinary VAT invoices, Party B shall provide its taxpayer name and tax identification number; and if Party B requires Party A to issue special VAT invoices, Party B shall provide its taxpayer name, tax identification number, address, telephone number, A/C with bank, A/C number, and notice of general VAT taxpayer identification.

Article 19 Governing Law and Settlement of Disputes

19.1 The Lease Agreement and the Agreement shall be governed by the laws of the People’s Republic of China in terms of their conclusion, validity, interpretation, performance and settlement of disputes.

19.2 Any Party mentioned in the Lease Agreement and the Agreement shall include the Party’s heirs and transferees.

19.3 For any other matters not covered in the Lease Agreement and the Agreement, supplementary clauses may be concluded after mutual agreement by both Parties. The supplementary clauses and annexes of the Lease Agreement and the Agreement shall be an integral part of the Lease Agreement and the Agreement, and shall have the same force and effect.

19.4 Any dispute arising from the performance of the Lease Agreement and the Agreement between Parties A and B shall be settled through negotiations; and if such negotiations fail, the disputes shall be brought to the people’s court in the place where the Property is located.

Article 20 Validity

20.1 In case of discrepancy or conflict between the Agreement and the Lease Agreement, the former shall prevail.

20.2 The Agreement shall come into effect from the date when the legal or authorized representatives of both Parties sign and affix their respective official seals.

20.3 Party A shall be responsible for the registration and filing procedures of the Lease Agreement with the lease management authority in the place where the Property is located, and Party B shall provide necessary assistance. The stamp duty for contract registration shall be borne by both Parties equally.

20.4 Party B shall be solely responsible for handling business registration matters.

20.5 The Agreement is made in sextuplicate, with Party A holding four, Party B holding one, and the contract registration authority holding one, and all of such counterparts shall have the same force and effect.

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Lessor: Shenzhen Zhaobangji Group Co., Ltd [Company Seal Affixed Here]

Legal Representative (or Authorized Signatory):

Date: April 4, 2018

Lessee: Shanghai Fendan Information Technology Co., Ltd [Company Seal Affixed Here]

Legal Representative (or Authorized Signatory): /s/ Chunjie Xu

Date: April 1, 2018

Rider 2 to Lease Agreement

Party A: Shenzhen Zhaobangji Group Co., Ltd

Legal Representative: Fusheng Xu

Address: 2/F, Zhaobangji Financial Building, at the southwest corner of the intersection of Caitian Road and Fuhua Road, Futian District, Shenzhen

Contact: Shi Huang

Tel:

Group Integrity Alert Line of Party A:

Group Integrity Alert Email of Party A:

Party B: Shanghai Fendan Information Technology Co., Ltd.

Legal Representative: Chunjie Xu

Address: Rooms 2405-2406, Zhaobangji Financial Building, at the southwest corner of the intersection of Caitian Road and Fuhua Road, Futian District, Shenzhen

Contact:

Tel:

This Rider 2 to Lease Agreement (the “Agreement”) is made and entered into by and between Party A and Party B through friendly negotiations on the principles of mutual benefit and reciprocity regarding the matters not covered in the Property Lease Agreement and the Rider 1 to Lease Agreement signed on April 1, 2018 by both parties respectively (hereinafter referred to as the “Original Agreement”, see the annex).

1. Both Parties agree that Article 4.1 of the Original Agreement, “Both Parties agree that the fixed rent of the Property for the first two years of the Term shall be RMB228 (tax-inclusive) per square meter (based on the construction area) per month…”, shall be supplemented with: “For the remaining period of the Term in the Original Agreement (from July 1, 2020 to March 31, 2021), the monthly rent rate of the Property shall be adjusted to RMB180 per square meter (tax-inclusive)”.

2. Both Parties agree to supplement Article 3.1 of the Original Agreement with: “Party A agrees to the renewal request of Party B, and the renewed lease term shall be: three years, from April 1, 2021 to March 31, 2024. From the second year after the renewal, the rent shall increase by 5% year by year, that is, from April 1, 2022 to March 31, 2023, the rent rate shall be RMB189 per square meter (tax-inclusive), and from April 1, 2023 to March 31, 2024, the rent rate shall be RMB198.45 per square meter (tax-inclusive)”.

3. The Agreement is made in sextuplicate, with Party A holding five and Party B holding one. The Agreement shall come into force after the legal representatives or authorized agents of both Parties sign and affix their respective official or special contract seals on it. After the Agreement takes effect, it shall be an integral part of the Original Agreement, and shall have the same force and effect. In case of any discrepancy between the Agreement and the Original Agreement, the former shall prevail unless otherwise agreed.

4. All terms in the Agreement shall have the same definitions as those in the Original Agreement unless otherwise specified. Except for the clearly modified clauses in the Agreement, the other parts of the Original Agreement shall still be fully valid.

(No Text Below)

Annex: Original Agreement

No.	Dated	Contract No.	Contract Name
1	April 1, 2018		Rider 1 to Lease Agreement

2	April 1, 2018		Lease Agreement

Party A (seal): Shenzhen Zhaobangji Group Co., Ltd [Company Seal Affixed Here]

Legal Representative or Authorized Agent (signature):

August 10, 2020

Party B (seal): Shanghai Fendan Information Technology Co., Ltd [Company Seal Affixed Here]

Legal Representative or Authorized Agent (signature):

August 10, 2020

Signed at: Futian District, Shenzhen